                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 30, 1995
                                                 ------------------

                        Lexington Precision Corporation
- ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-3252               22-1830121
- ----------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)       Identification No.)

                  767 Third Avenue, New York, New York  10017
- ----------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (212) 319-4657
                                                   -----------------

                                      N/A
- ----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                             Page 1 of 5 Pages

Item 5.      Other Events.
             ------------

             On June 30, 1995, Lexington Precision Corporation (the "Company") issued the press release attached hereto as Exhibit 28-1, which is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information
             -----------------------------------------------------
             and Exhibits.
             ------------

             (c)    Exhibits.

             The following Exhibit is filed herewith:

                    Exhibit
                    -------
                    Number                               Exhibit
                    ------                               -------

                     28-1                  Press Release of the Company dated
                                           June 30, 1995





                               Page 2 of 5 Pages

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                  EXHIBIT                          LOCATION
- ------                  -------                          --------
 28-1          Press Release of the Company
                 dated June 30, 1995                      Page 5





                               Page 3 of 5 Pages

                                   SIGNATURE
                                   ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        LEXINGTON PRECISION CORPORATION



DATED:      June 30, 1995               By:  /s/ Warren Delano
                                            ----------------------------
                                                Warren Delano
                                                  President





                               Page 4 of 5 Pages

                                                               Exhibit 28-1

                        LEXINGTON PRECISION CORPORATION
                                767 Third Avenue
                            New York, NY 10017-2023

FOR IMMEDIATE RELEASE

                   LEXINGTON PRECISION CORPORATION ANNOUNCES
                       SALE OF RUBBER EXTRUSION OPERATION

              NEW YORK, June 30, 1995 -- Lexington Precision Corporation (LEXP
- -- OTC) announced today that its wholly-owned subsidiary, Lexington Components, Inc., has sold the assets of its Extruded and Lathe-Cut Products Division to Kismet Products, Inc. of Painesville, Ohio.

              Lexington Precision will recognize a pre-tax gain of approximately $600,000 on the sale.

              In 1994, the Extruded and Lathe-Cut Products Division had net sales of approximately $2.6 million, which represented approximately 3% of Lexington Precision's consolidated net sales.

              As part of the sale, Kismet purchased the Division's manufacturing facility in Blue Ridge, Georgia. It is Kismet's intention to continue to operate the Blue Ridge facility.

              Lexington Precision Corporation manufactures precision metal and rubber components which are used by some of America's leading manufacturers of automobiles, office equipment, computers, medical devices and industrial equipment.


Contact:         Warren Delano
                 (212) 319-4657





                               Page 5 of 5 Pages